SMS Student Loan Trust 1999-B
QUARTERLY SERVICING REPORT
Interest Period May 21, 1999  through October 27, 1999
Collection Period April 19, 1999 through September 30, 1999


I. DEAL PARAMETERS

A.  Total Student Loan Portfolio Outstanding      June 30, 1999          Activity              September 30, 1999

i. Portfolio Balance                               $ 731,889,541.31      $ (5,340,771.77)      $ 726,548,769.54

----------------------------------------------------------------------------------------------------------------
B.  Other Portfolio Statistics                    June 30, 1999          Activity              September 30, 1999

i. Weighted Average Collateral Interest Rate      7.99%                   (0.42%)                 7.57%
ii. Weighted Average Collateral Remaining Term   157.61                    (0.50)                157.11
iii. Number of Loans                             76,434                   (2,773)               173,661
iv. Number of Accounts                           80,988                   30,049                111,037
v.  Average Account Size                         4,148.23                 2,395.07               6,543.30
----------------------------------------------------------------------------------------------------------------


C.  Notes and Certificates     CUSIP                  Spread to Index   June 30, 1999          September 30, 1999

i Class A-1 Notes              784582AS7              0.12%             $ 150,000,000.00       $ 150,000,000.00
ii. Class A-2 Notes            784582AT5              0.24%             $ 588,225,000.00       $ 588,225,000.00
iii. Subordinate Notes         784582AU4              0.48%             $  26,775,000.00       $  26,775,000.00
iv. Total Note Balance                                                  $ 765,000,000.00       $ 765,000,000.00
----------------------------------------------------------------------------------------------------------------

D.  Reserve Account                                  June 30, 1999

i. Required Reserve Account Percentage                       0.250%
ii. Reserve Account Initial Deposit ($)              $ 1,912,500.00
iii. Specified Reserve Account Balance                       0.125%
iv. Reserve Account Floor Amount ($)                   $ 956,250.00
v. Current Reserve Account Balance                   $ 1,912,500.00
-------------------------------------------------------------------------------
E.  Other Account Balances                          June 30, 1999

i. Collateral Reinvestment Account                              $ -
ii. Collections Account                             $ 13,251,936.27
-------------------------------------------------------------------------------

II. INPUTS FROM PREVIOUS QUARTERLY SERVICER REPORTS

(A) Total Outstanding Bond Balance                                                                                $765,000,000.00
(B) Total Bond Factor                                                                                                  1.00000000
(C) Pool Balance                                                                                                  $731,889,541.31
(D) Pool Factor                                                                                                        1.26319538
(E) Senior Notes
      (i) Note Balance                                                                                            $738,225,000.00
      (ii) Note Pool Factor                                                                                            1.00000000
      (iii) Principal Shortfall                                                                                             $0.00
(F) Subordinate Notes
      (i) Note Balance                                                                                             $26,775,000.00
      (ii) Note Pool Factor                                                                                            1.00000000
      (iii) Principal Shortfall                                                                                             $0.00
(G) Cumulative Defaults, This Year                                                                                          $0.00
(H) Cumulative Defaults to Date                                                                                             $0.00
(I) Senior Noteholders' Interest Carryover Shortfall                                                                        $0.00
(J) Senior Noteholders' Interest T-Bill Carryove(This can only be paid quarterly, after parity has been reached.)           $0.00
(K) Subordinate Noteholders' Interest Carryover Shortfall                                                                   $0.00
(L) Subordinate Noteholders' Interest T-Bill Car(Thisrcan only be paid quarterly, after parity has been reached.)           $0.00
(M) Draw from Current Period's Collection Account in Prior Periods                                                          $0.00
(N) Reserve Account Balance                                                                                         $1,912,500.00
(O) Collateral Reinvestment Account Balance                                                                                 $0.00
(P) Collections Account Balance                                                                                    $13,251,936.27
----------------------------------------------------------------------------------------------------------------------------------

III. INPUTS FOR SERVICING, ADMININSTRATIVE AND CONSOLIDATION REBATE FEES


(A) Unpaid Servicing Fees (Monthly)                                                                                         $0.00
(B) Unpaid Administration Fees (Monthly)                                                                                    $0.00
(C) Unpaid Servicing Fee Shortfalls (Monthly)                                                                               $0.00
(D) Servicing Fees Accrued During Prior months                                                                      $1,303,790.77
(E) Administration Fees Accrued During Prior months                                                                   $151,590.57
(F) Monthly Consolidation Loan Rebate Fee Accrued During Prior months                                                 $639,309.00


V. SERVICING FEE CALCULATION  -  Monthly, if Prior to July 2008 Quarterly Distribution


(A) Pool Balance as of the End of the Collection Period                                                           $726,548,769.54
(B) Maximum Servicing Fee Rate (annualized, as percentage of outstanding pool balance)                                      1.00%
(C) Maximum Servicing Fee Amount (IV(A)*IV(B)/12)                                                                     $605,457.31
(D) Servicing Cost (uncapped servicing fee)                                                                           $312,976.07
(E) Servicing Fee Due (MIN(IV(C),IV(D)))                                                                              $312,976.07
(F) Servicing Fee Shortfall (IV(D)-IV(E))                                                                                   $0.00
-----------------------------------------------------------------------------------------------------------------------------------

IV. INTEREST RATE CALCULATION

Determination of Net Expected Interest Collections

(A) Leap Year?                                                             No
(B) Days in Year                                                           365
(C) Actual  Days in Interest  Period  (May  21-July 27 - 68
Days,  July  28-October 27 - 92 Days)                                      160
(D) Borrower  Interest  Accrued During Collection  Period       $20,280,912.48
(E) Interest Subsidy Payments Accrued During Collection  Period  $4,771,391.64
(F)  SAP  Accrued  During  Collection  Period                      $460,933.89
(G)  Reinvestment   Earnings  Accrued  During   Collection
Period (VIII(A+B+C+D))                                             $480,877.96
(H)  Origination  Fees Accrued  During  Collection
Period (VIII(E))                                                    $35,643.78
(I) Servicing and Administration Fees Accrued During
Collection Period (III(D)+V(D)+VIII(D))                          $1,798,630.28
(J) Monthly Consolidation
Loan Rebate Fee Accrued During Collection Period                   $787,731.00
(K) Net Trust Swap
Receipts -
(L) Net Trust Swap Payments                                         691,712.23

(M) Net Expected Interest Collections (IV(D+E+F+G-H-I-J+K-L)    $22,680,398.69

(L) Adjusted Student Loan Rate ((IV(B)/IV(C))*IV(M)/(II(A))           6.76335%

(M) Interest Period Index Value - 3 Month LIBOR
    (Closing thru 7/27/1999)                                          5.05000%



        Class of Debt           Index Value           Spread              Stated Coupon       Adjusted Coupon       $ Interest

        Class A-1               5.05000%              0.12%               5.17000%            5.17000%              $1,464,833.33
        Class A-2               5.05000%              0.24%               5.29000%            5.29000%              $5,877,674.92
        Subordinate             5.05000%              0.48%               5.53000%            5.53000%                $279,679.75
----------------------------------------------------------------------------------------------------------------------------------


(M) Interest Period Index Value - 3 Month LIBOR (7/28/1999 thru 10/27/1999)                                          5.31125%

       Class of Debt            Index Value           Spread              Stated Coupon       Adjusted Coupon        $ Interest

        Class A-1               5.31125%              0.12%               5.43125%            5.43125%               $2,081,979.17
        Class A-2               5.31125%              0.24%               5.55125%            5.55125%               $8,344,870.30
       Subordinate              5.31125%              0.48%               5.79125%            5.79125%                 $396,266.28
----------------------------------------------------------------------------------------------------------------------------------

VARIOUS INPUTS

VI.  Cash Inputs

(A)  Total  Interest   Collections  (Including   Liquidations,
Not  Including Recoveries)                                       $6,978,325.97
(B)  Total   Principal   Collections   (Including Liquidations
and Repurchased Contracts, Not Including  Recoveries             $31,768,531.23
(C)  SAP                                                         $6,202.97
(D) Subsidy Payments                                             $2,283,715.22
(E) Recoveries  (Principal and Interest) and Other Charges       $5,760.61
-------------------------------------------------------------------------------

VII.  Other Servicer Inputs

(A) Accrued Interest to be Capitalized
      (i) Beginning Accrued Interest                                                 $13,280,886.63
      (ii) Beginning Accrued Interest for Purchased (New and Serial) Loans           $   354,091.15
      (iii) Negative Amortization                                                    $ 9,005,239.88
      (iv) Ending Accrued Interest                                                   $14,549,035.95
      (v) Accrued Interest to be Capitalized (-i-ii+iii+iv)                          $ 9,919,298.05
(B) New Loans
      (i) Outstanding Balance                                                                 $0.00
      (ii) Purchase Premium                                                                   $0.00
(C) Serial Loans
      (i) Outstanding Balance                                                        $ 9,865,528.82
      (ii) Purchase Premium                                                          $   148,181.80
(D) Consolidation Loans                                                              $ 7,128,755.21

VIII.  Inputs from Other Sources

(A) Collection Account Investment Income                                             $   397,065.56
(B) Reserve Account Investment Income                                                $    33,602.49
(C) Collateral Reinvestment Account Investment Income                                $    50,209.91
(D) Delayed Delivery Student Loan Account Investment Income                          $         0.00
(E) Administration Fee                                                               $   181,863.44
(F) Loan Origination Fees                                                            $    35,643.78
(G) Draw from Collection Account of Subsequent Monthly Collections                   $         0.00
(H) Transfer from Collection Account to the Collateral Reinvestment Account          $31,768,531.23
(I) Draw from Collateral Reinvestment Account for Accrued Interest (VII(A)(v))       $ 9,919,298.05
(J) Unpaid Purchase Premium Amounts                                                  $         0.00
----------------------------------------------------------------------------------------------------------------------------------

FLOW OF PRINCIPAL AND LOSSES

IX.  Quarterly Flow of Loan Principal

(A) Student Loan Principal Collections
      (i) Regular Principal Collections                                            $28,374,248.30
      (ii) Principal Collections from Guarantors                                    $3,386,726.55
      (iv) Loan Principal Repurchased by SMS                                            $7,556.38
      (v) Loan Principal Repurchased by Servicer                                            $0.00
      (vi) Total Principal Collections (i+ii+iii+iv+v)                             $31,768,531.23

(B) Student Loan Principal Additions
      (i) New Loan Additions                                                                $0.00
      (ii) Serial Loan Additions                                                    $9,865,528.82
      (iii) Consolidation Loan Additions                                            $7,128,755.21
      (iv) Total Principal Additions (i+ii+iii)                                    $16,994,284.03

(C) Non-Cash Principal Adjustments
      (i) Realized Losses                                                             ($1,085.46)
      (ii) Waived Principal/Other Adjustments                                         $486,908.08
      (iii) Total Non-Cash Principal Adjustments (i+ii)                               $485,822.62

(D) Accrued Interest to be Capitalized (VII(A)(v))                                  $9,919,298.05

(E) Net Reduction/(Increase) in Student Loan Principal Balance (IX(A(vi)+C(iii)-D)) $5,340,771.77

X.  Quarterly Uninsured Loss and Recoveries Reporting

(A) Realized Losses
      (i) Principal Amount (IX(C(i)))                                                 ($1,085.46)
      (ii) Interest Amount                                                            $ 46,350.23
      (iii) Total Realized Losses (i+ii)                                              $ 45,264.77
(B) Defaults This Quarter                                                           $3,540,262.80
(C) Current Year's Cumulative Defaults (II(G)+X(B))                                 $3,540,262.80
(D) Cumulative Defaults to Date (II(H)+X(B))                                        $3,540,262.80

------------------------------------------------------------------------------

XI. PORTFOLIO CHARACTERISTICS

                   Weighted Avg. Coupon   # of Loans         % of Total                Prin. Amount            % of Total

                      September 30, 1999  September 30, 1999 September 30, 1999        September 30, 1999      September 30, 1999


In-School                      6.744%           40,199         23.148%                    135,963,196.69                 18.714%
In-Grace                       6.890%           16,186          9.320%                     61,437,014.51                  8.456%
---------------------------------------------------------------------------------------------------------------------------------
Total Interim                                   56,385         32.468%                    197,400,211.20                 27.170%

Current Repayment              7.915%           63,276         36.437%                    300,955,172.11                 41.423%
31-60 Days Delinquent          7.902%            6,432          3.704%                     23,600,152.65                  3.248%
61-90 Days Delinquent          7.834%            4,152          2.391%                     13,185,004.97                  1.815%
91-120 Days Delinquent         7.863%            1,901          1.095%                      5,666,021.26                  0.780%
120+ Days Delinquent           7.913%            5,525          3.181%                     17,323,337.97                  2.384%
Deferment                      7.471%           14,031          8.080%                     59,573,851.53                  8.200%
Forbearance                    7.896%           21,959         12.645%                    108,845,017.85                 14.981%
---------------------------------------------------------------------------------------------------------------------------------
Total Repayment                               117,276          67.532%                    529,148,558.34                 72.830%

Claims in Process              0.000%          0.000%           0.000%                              0.00                  0.000%
Aged Claims Rejected           0.000%          0.000%           0.000%                              0.00                  0.000%
Grand Total                    7.568%         173,661         100.000%                    726,548,769.54                100.000%


XI. PORTFOLIO CHARACTERISTICS

 ------------------------------------------------------------------------------
                        Four-Year Schools                Two Year Schools
                GSL-  GSL-   PLUS   SLS  Consol  GSL-  GSL-     PLUS SLS Consol
                 Sub Unsub                       Sub   Unsub
 ------------------------------------------------------------------------------

In-School       9.81% 6.99%  0.00%  0.00%  0.00%  0.44% 0.31% 0.00% 0.00% 0.00%
In-Grace        4.03% 3.02%  0.00%  0.00%  0.00%  0.16% 0.12% 0.00% 0.00% 0.00%
------------------------------------------------------------------------------
Total Interim   13.83%10.01% 0.00%  0.00%  0.00%  0.60% 0.43% 0.00% 0.00% 0.00%
------------------------------------------------------------------------------
Current Repaymen6.43% 3.50%  1.74%  0.13% 19.75%  0.64% 0.34% 0.20% 0.01% 0.00%
31-60 Days Delin0.61% 0.35%  0.09%  0.02%  1.00%  0.11% 0.04% 0.01% 0.00% 0.00%
61-90 Days Delin0.42% 0.24%  0.03%  0.01%  0.41%  0.07% 0.04% 0.01% 0.00% 0.00%
91-120 Days Deli0.15%t0.07%  0.02%  0.00%  0.18%  0.03% 0.01% 0.00% 0.00% 0.00%
120+ Days Delinq0.44% 0.21%  0.03%  0.01%  0.65%  0.10% 0.04% 0.00% 0.00% 0.00%
Deferment       2.52% 1.85%  0.28%  0.03%  2.16%  0.22% 0.13% 0.01% 0.00% 0.00%
Forbearance     2.78% 1.84%  0.27%  0.04%  6.27%  0.29% 0.14% 0.03% 0.00% 0.00%
------------------------------------------------------------------------------
Total Repayment 13.34%8.05%  2.45%  0.24% 30.42%  1.46% 0.73% 0.27% 0.03% 0.00%
------------------------------------------------------------------------------
Claims in Proces0.00% 0.00%  0.00%  0.00%  0.00%  0.00% 0.00% 0.00% 0.00% 0.00%
Aged Claims Reje0.00% 0.00%  0.00%  0.00%  0.00%  0.00% 0.00% 0.00% 0.00% 0.00%
Grand Total    27.18%18.06%  2.45%  0.24% 30.42%  2.05% 1.16% 0.27% 0.03% 0.00%
--------------------------------------------------------------------------------
                   Technical Schools                      Other
              GSL-  GSL-   PLUS  SLS   Consol  GSL-  GSL- PLUS  SLS  Consol
              Sub   Unsub                       Sub  Unsub
 -------------------------------------------------------------------------------

 In-School      0.62% 0.54% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%
 In-Grace       0.62% 0.52% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%
--------------------------------------------------------------------------
Total Interim   1.24% 1.06% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%
--------------------------------------------------------------------------
 Current Repay  4.08% 2.74% 1.76% 0.09% 0.00% 0.00% 0.00% 0.00% 0.00% 0.01%
 31-60 DaysDel  0.50% 0.38% 0.12% 0.01% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%
 61-90 DaysDel  0.31% 0.25% 0.04% 0.01% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%
 91-120 DaysDel 0.16% 0.13% 0.02% 0.01% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%
 120+ DaysDel   0.48% 0.35% 0.06% 0.01% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%
 Deferment      0.51% 0.41% 0.07% 0.01% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%
 Forbearance    1.63% 1.34% 0.29% 0.05% 0.00% 0.00% 0.00% 0.00% 0.00% 0.02%
 -------------------------------------------------------------------------
 Total Repay    7.67% 5.60% 2.35% 0.18% 0.00% 0.01% 0.00% 0.00% 0.00% 0.03%
 -------------------------------------------------------------------------
 Clms in Proc   0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%
 Aged Clms Reje 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%
Grand Total     8.91% 6.66% 2.35% 0.18% 0.00% 0.01% 0.00% 0.00% 0.00% 0.03%

--------------------------------------------------------
                Four     Two
                Year     Year    Technical
                Schools  Schools  Schools  Other   Total
---------------------------------------------------------
In-School       16.80%     0.75%  1.16%    0.00%  18.71%
In-Grace         7.04%     0.28%  1.14%    0.00%   8.46%
--------------------------------------------------------
Total Interim   23.84%     1.02%  2.30%    0.00%  27.17%
--------------------------------------------------------
Current         31.55%     1.19%  8.67%    0.01%  41.42%
Repayment
31-60 Days       2.07%     0.17%  1.01%    0.00%   3.25%
Delinquent
61-90 Days       1.10%     0.11%  0.60%    0.00%   1.81%
Delinquent
91-120 Days      0.42%     0.04%  0.32%    0.00%   0.78%
Delinquent
120+ Days        1.34%     0.14%  0.90%    0.01%   2.39%
Delinquent
Deferment        6.83%     0.37%  1.00%    0.00%   8.20%
Forbearance     11.20%     0.47%  3.30%    0.02%  14.98%
--------------------------------------------------------
Total Repayment 54.51%     2.48% 15.80%    0.05%  72.83%
--------------------------------------------------------
Claims in        0.00%     0.00%  0.00%    0.00%   0.00%
Process
Aged Claims      0.00%     0.00%  0.00%    0.00%   0.00%
Rejected
Grand Total     78.35%     3.51% 18.10%    0.05% 100.00%
--------------------------------------------------------

-------------------------------------------------------------------------------

QUARTERLY CASH AVAILABLE AND PRINCIPAL DISTRIBUTION TRIGGERS
-------------------------------------------------------------------------------

Summary of Quarterly Cash Generation and Usage
(A-Balance)  Existing  Cash in  Collections  Account             $13,251,936.27

(A) Total Interest Collections (Including Liquidations, Not Including
Recoveries) (VI(A))                                              $6,978,325.97
(B)  Total  Principal  Collections  (Including  Liquidations and
Repurchased Contracts, Not Including Recoveries)                 $31,768,531.23
(C) SAP (VI(C))
                                                                 $6,202.97
(D) Subsidy Payments (VI(D))                                     $2,283,715.22
(E) Proceeds of Recoveries
(VI(E))                                                          $5,760.61
(F) Draw from the Collateral Reinvestment Account for Accrued
Interest   (VIII(H))                                             $9,919,298.05
(G)  Investment   Earnings   (VIII(A+B+C))
                                                                 $480,877.96
(H) Draw from Current Period's Collection  Account in Prior Periods
(II(M))                                                          $0.00
(I) Monthly  Consolidation  Loan  Rebate Fee for Quarter  (IV(J))
                                                                 $787,731.00
(J) Transfer from Collection Account to the Collateral  Reinvestment
Account  (VIII(G))                                               $31,768,531.23

(K)  Required Distributions
(i)  Servicing  Fee Due                                          $1,616,766.84
(ii)Administrative  Fee  Due                                     $181,863.44
(iii)  Class  A-1  Noteholders' Interest
Distribution  Amount  [Pro-Rata  with (iv) and  (v)              $3,546,812.50
(iv) Class A-2 Noteholders' Interest Distribution Amount
[Pro-Rata with(iii)and (iv)                                      $14,222,545.22
(v) Net  Trust  Swap  Payment  [Pro-Rata  with  (iii)and (iv)]
[Receipt expressed as a Negative                                 $691,712.23
(vi) Subordinate  Noteholders' Interest Distribution Amount      $675,946.03
(vii) Principal  Distribution Amount (to Senior
Noteholders until paid-off, then to Sub. Noteholders)            $0.00
(viii) Total Required Distributions (i+ii+iii+iv+v+vi+vii)       $20,935,646.26

(L) Use of Existing Collections Account
    Transfer from Collateral Reinvestment Account for
    Increase in Available Fund MIN
    (MIN(II(N),(MIN(0,(A(ABalance+A+B+C+D+E+F+G-H-I-J-K)))*-1))),
    F(A+B+C+D+E+F+G),0)                                          $0.00
(M) Draw From Reserve Fund due to Insufficient Cash Available
    MIN(MIN(II(N),(MIN(0,(A(ABalance+A+B+C+D+E+
    F+G-H-I-J-K)))*-1)))-A(L),0)                                 $0.00
(N) Draw from Collection Account of Subsequent Monthly
    Collections (VIII(F))                                        $0.00
(O) Total Amount Available for Distributions (A(ABalance
    +A+B+C+D+E+F+G-H-I-J+M+N))                                   $32,138,386.05

Early Amortization Event Triggers

(A) Has an Event of Default occurred under the Indenture?                                                  0
(B) Has a Servicer Default occurred under the Servicing Agreement?                                         0
(C) Has an Administrator Default occurred under the Administration Agreement?                              0
(D) Has an event of insolvency occurred with respect to the Seller?                                        0
(E) Has the Trust become subject to registration as an investment company under the
    Investment Company Act of 1940?                                                                        0
(F) Has the percentage by principal balance of proprietary or vocational school loans
    exceeded 30% of the Pool Balance?                                                                      0
      (i) Principal balance of proprietary or vocational school loans                                      $157,308,878.98
      (ii) Percentage of proprietary or vocational school loans                                            21.65%
(G) Has the  percentage  by principal  balance of student loans which are not in repayment
      and are not eligible for subsidy exceeded 40% of the Pool Balance?                                   0
      (i) Principal balance of student loans which are not in repayment and are not eligible for subsidy   $99,167,148.00
      (ii) Percentage of student loans which are not in repayment and are not eligible for subsidy         13.65%
(H)  Has the Excess Spread for this Quarterly  Payment Date and for the preceding
     Quarterly Payment
      Date fallen below 1%?  (Not applicable for the first Quarterly Payment Date)                         0
(I)  Arithmetic average of the Delinquency Percentage as of the end of two successive collection
      periods exceeds 20%                                                                                  0
(J)  Has an Early Amortization Event occured?                                                              0 No. The Revolving
                                                                                                           Period continues.

Determination of Principal Distribution Amount

(A) Revolving Period? (Yes = 1,No = 0)                                                                     1
(B) Required Principal Distribution Amount                                                                 $0.00
----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
-------------------------------------------------------------------------------

Distributions of Cash

(A) Servicing Fee
      (i) Servicing Fee Due                                                                                    $1,616,766.84
      (ii) Servicing Fee Paid                                                                                  $1,616,766.84
      (iii) Unpaid Servicing Fee (i-ii)                                                                                $0.00
(B) Administration Fee
      (i) Administration Fee Due (VIII(D)+III(B)                                                                 $181,863.44
      (ii) Administration Fee Paid                                                                               $181,863.44
      (iii) Unpaid Administration Fee (i-ii)                                                                           $0.00
(C) Senior Note Interest and Net Trust Swap Payments
      (i) Class A-1 Noteholders' Interest Distribution Amount [Pro-Rata]                                      $3,546,812.50
      (ii) Class A-2 Noteholders' Interest Distribution Amount [Pro-Rata]                                    $14,222,545.22
      (ii) Net Trust Swap Payment [Pro-Rata]                                                                    $691,712.23
      (ii) Senior Note Interest and Net Trust Swap Payments Paid                                             $18,461,069.95
      (iii) Senior Note Interest Carryover Shortfall (i-ii)                                                           $0.00
      (iv) Senior Note Interest T-Bill Carryover Shortfall                                                            $0.00
(D) Subordinate Note Interest
      (i) Subordinate Noteholders' Interest Distribution Amount ((II(F)(i)+II(K))*IV(P)*IV(C)/IV(B))            $675,946.03
      (ii) Subordinate Note Interest Paid                                                                       $675,946.03
      (iii) Subordinate Note Interest Carryover Shortfall (i-ii)                                                      $0.00
      (iv) Subordinate Note Interest T-Bill Carryover Shortfall                                                       $0.00
(E) Senior Note Principal
      (i) Class A-1 Note Principal Due                                                                                $0.00
      (ii) Class A-1 Note Principal Paid                                                                              $0.00
      (iii) Class A-1 Note Principal Shortfall                                                                        $0.00
      (iv) Class A-2 Note Principal Due                                                                               $0.00
      (v) Class A-2 Note Principal Paid                                                                               $0.00
      (vi) Class A-2 Note Principal Shortfall                                                                         $0.00
(F) Subordinate Note Principal
      (i) Subordinate Notes Principal Due                                                                             $0.00
      (ii) Subordinate Notes Principal Paid                                                                           $0.00
      (iii) Subordinate Notes Principal Shortfall (i-ii)                                                              $0.00
(G) Purchase Premium
      (i) Purchase Premium Amounts Due                                                                                $0.00
      (ii) Purchase Premium Amounts Paid                                                                              $0.00
      (iii) Unpaid Purchase Premium Amounts                                                                           $0.00
(H) "Turbo" Principal
      (i) Class A-1 Note Principal                                                                                    $0.00
      (ii) Class A-2 Note Principal                                                                                   $0.00
      (iii) Subordinate Note Principal                                                                                $0.00
      (iv) Total "Turbo" Principal                                                                                    $0.00
(I) Senior Note Interest T-Bill Carryover
      (i) Senior Note Interest T-Bill Carryover Due                                                                   $0.00
      (ii) Senior Interest T-Bill Carryover Paid                                                                      $0.00
      (iii) Senior Note Interest T-Bill Carryover Shortfall (i-ii)                                                    $0.00
(J) Subordinate Note Interest T-Bill Carryover
      (i) Subordinate Note Interest T-Bill Carryover Due                                                              $0.00
      (ii) Subordinate Note Interest T-Bill Carryover Paid                                                            $0.00
      (iii) Subordinate Note Interest T-Bill Carryover Shortfall (i-ii)                                               $0.00
(K) Servicing Fee Shortfalls
      (i) Servicing Fee Shortfall Due (V(F)+III(E))                                                                   $0.00
      (ii) Servicing Fee Shortfall Paid                                                                               $0.00
      (iii) Unpaid Servicing Fee Shortfall (i-ii)                                                                     $0.00


RECONCILIATION OF BALANCES AND ADDITIONAL REPORTING REQUIREMENTS

Rconciliation of Reserve Account

(A) Beginning Account Balance (II(N))                         $1,912,500.00
(B) Draw Due to Insufficient Funds (A(M)                              $0.00
(C) Required Account Balance                                  $1,912,500.00
(D) Account Deposit/(Release)                                         $0.00
(E) Ending Account Balance (E(A-B+D))                         $1,912,500.00
----------------------------------------------------------------------------

Reconciliation of Collteral Reinvestment Account

(A) Beginning Account Balance (II(O))                                 $0.00
(B) Deposit from Collection Account (VIII(G))                $31,768,531.23
(C) Deposit from Reserve Fund Release
(Deposit can be made only prior to Parity,
during Revolving Period)                                     $11,202,739.79
(D) Draw for Accrued Interest (VIII(H))                      $ 9,919,298.05
(E) Draw for New Loans (VII(B)(i+ii))                                 $0.00
(F) Draw for Serial Loans (VII(C)(i+ii))                     $10,013,710.62
(G) Draw for Consolidation Loans (VII(D)(ii))                $ 7,128,755.21
(H) Transfer to Collection Account for Increase in
Available Funds (A(L))                                                $0.00
(I) Ending Account Balance (F(A+B+C-D-E-F-G-H))              $15,909,507.14

Reconciliation of Collections account

(A) Beginning Account Balance                                $13,251,936.27
(B) Ending Account Balance                                            $0.00


Additional Reporting Requirements
                                                        5/21-7/27 Rates                                7/28-10/27 Rates
(A)(i) Class A-1Notes Interest Rate                     (3 Month LIBOR)              5.17000%               5.43125%
(A)(ii) Class A-2Notes Interest Rate                    (3 Month LIBOR)              5.29000%               5.55125%
(B) Subordinate Notes Interest Rate                     (3 Month LIBOR)              5.53000%               5.79125%
(C) Cumulative New Loans This Quarter                                                                          $0.00
(D) Cumulative Serial Loans This Quarter                                                               $9,865,528.82
(E) Cumulative Consolidation Loans This Quarter                                                        $7,128,755.21
(G) Cumulative Accrued Interest to be Capitalized This Quarter, From Collateral Reinvestment Account   $9,919,298.05
(H) Cumulative Accrued Interest to be Capitalized This Quarter, From Collections                               $0.00
(I) Draw From Subsequent Collection Period (VIII(F))                                                           $0.00
(J) Excess Available Funds Released to SMS                                                                     $0.00
-----------------------------------------------------------------------------------------------------------------------------------

PAGE>

BOND AND POOL BALANCES AND FACTORS
-------------------------------------------------------------------------------

                    Beginning of Period          Activity      End of Period
Total Bond Balance    $765,000,000.00                 $0.00    $765,000,000.00
Total Bond Factor          1.00000000                     -         1.00000000
Pool Balance          $731,889,541.31        ($5,340,771.77)   $726,548,769.54
Pool Factor                1.26319538         (0.0092178367)        1.25397755
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                 Beginning of Period   End of Period    Beginning of Period   End of Period    Beginning of Period  End of Period
Note Balance          $150,000,000.00  $150,000,000.00      $588,225,000.00   $588,225,000.00      $26,775,000.00    $26,775,000.00
Note Factor             1.00000000000    1.00000000000        1.00000000000     1.00000000000       1.00000000000     1.00000000000
Note Shortfall                  $0.00            $0.00                $0.00             $0.00               $0.00             $0.00
-----------------------------------------------------------------------------------------------------------------------------------

REMITTANCE REPORT SUMMARY


(i) The amount of the distribution allocable to principal for the:
      (a) Class A-1 Notes                                              (1a)                            $0.00
      (b) Class A-2 Notes                                              (1b)                            $0.00
      (c) Subordinate Notes                                            (1c)                            $0.00

(ii) The amount of the distribution allocable to interest for the:
      (a) Class A-1 Notes (For Quarter)                                (2a)                    $3,546,812.50
      (b) Class A-2 Notes (For Quarter)                                (2b)                   $14,222,545.22
      (c) Subordinate Notes (For Quarter)                              (2c)                      $675,946.03

(iii) The interest rates for the:                                                 5/21 - 7/27   7/28 - 10/27
      (a) Class A-1 Notes (Quarterly)                                  (3a)          5.17000%       5.43125%
      (b) Class A-2 Notes (Quarterly)                                  (3b)          5.29000%       5.55125%
      (c) Subordinate Notes (Quarterly)                                (3c)          5.53000%       5.79125%

(iv) The Pool Balance as of the close of business on the last day of the Collection Period  $ 726,548,769.54

(v) The ending aggregate outstanding principal balance for the:
      (a) Class A-1 Notes                                              (5a)                  $150,000,000.00
      (b) Class A-2 Notes                                              (5b)                  $588,225,000.00
      (c) Subordinate Notes                                            (5c)                   $26,775,000.00

(vi) The ending outstanding bond factors for the:
      (a) Class A-1 Notes                                              (6a)                       1.00000000
      (b) Class A-2 Notes                                              (6b)                       1.00000000
      (c) Subordinate Notes                                            (6c)                       1.00000000

(vii) The amount of the Servicing Fee
      Paid for Month 1                                                                           $998,850.84
      Paid for Month 2                                                                           $304,939.93
      Paid for Month 3                                                                           $312,976.07
      (a) Paid for the Quarter                                         (7a)                    $1,616,766.84
      (b) Unpaid for the Quarter                                       (7b)                            $0.00

(viii)  The amount of the Administration Fee
      Paid for Month 1                                                                           $121,212.33
      Paid for Month 2                                                                           $ 30,378.24
      Paid for Month 3                                                                           $ 30,272.87
      (a) Paid for the Quarter                                        (8a)                       $181,863.44
      (b) Unpaid for the Quarter                                      (8b)                             $0.00

(ix) The amount of Monthly Consolidation Loan Rebate Fee
      Paid for Month 1                                                                           491,980.00
      Paid for Month 2                                                                           147,329.00
      Paid for Month 3                                                                           148,422.00
      (a) Paid for the Quarter                                        (9a)                      $787,731.00

(x) The amount of aggreate Realized Losses for the Collection Period  (10)                       $45,264.77
-----------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT HISTORY AND CPRs

               Distribution Date   Actual Pool Balance      Since Issued CPR
                   Oct-99           726,548,770                  n/a
                                                                 n/a
                                                                 n/a
                                                                 n/a


** rate not reported during initial reporting period since moving average cannot be established


USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator




/S/ CHERYL E. WATSON
----------------------------
Cheryl E. Watson
Senior Vice President & Chief Financial Officer

                          SMS STUDENT LOAN TRUST 1999 B


                              OFFICERS' CERTIFICATE


In accordance with Section 11.02 of the Indenture dated as of May 21, 1999, between SMS Student Loan Trust 1998 B, a Delaware trust (the "Issuer") and Bank One, National Association, as trustee and not in its individual capacity (the "Indenture Trustee") (such Indenture herinafter referred to as the "Indenture"), the undersigned, in their official capacities as Authorized Officers, on behalf of the Administrator and for purposes of the certificate required of the Issuer under Section 11.01(b)(v) of the Indenture, herby certify that (i) all dispositions of Collateral described in clauses (A) and (B) of Section 11.01(b)(v) of the Indenture that occurred during the immediately preceding three calendar months were in the ordinary course of the Issuer's business and
(ii) the proceeds therof were applied in accordance with the Basic Documents.

Terms used herin and not specifically herin defined shall have the meaning ascribed to them in the Indenture.

In witness whereof, the undersigned has signed their names on behalf of the Corporation on October 25, 1999.


USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator



/s/ Cheryl E. Watson                   /s/ Stephen W. Clinton
----------------------------           -----------------------------
Cheryl E. Watson                       Stephen W. Clinton
Senior Vice President &                Chairman of the Board,
Chief Financial officer                President and CEO

                         SMS STUDENT LOAN TRUST 1999-B
                           ADMINISTRATOR'S CERTIFICATE


In accordance with Section 2(g) of the Administration Agreement dated as of May 21, 1999, among SMS STUDENT LOAN TRUST 1999-B, a Delaware trust (the "Issuer"), USA GROUP SECONDARY MARKET SERVICES, INC., a Delaware corporation, as administrator (the "Administrator"), and HSBC Bank USA, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee"), the undersigned, in their official capacities as Authorized Officers, on behalf of the Administrator, hereby certify the following statement to Noteholders:

Quarterly Payment Date:      October 28, 1999

(i)Amount of principal being paid or distributed:

  (a)  Class A1          $0.00  *     $0.00  * per $1,000 original principal
                                                          amount of Notes
  (b)  Class A2          $0.00  *     $0.00  * per $1,000 original principal
                                                          amount of Notes
  (c)  Subordinate       $0.00  *     $0.00  * per $1,000 original principal
                                                            amount of Notes

* Portion of each sum amount attributable to Reserve Account Excess:      $0.00

(ii) Amount of interest being paid or distributed:

 (a)  Class A1    $3,546,812.50        $0.02  per $1,000 original principal
                                                         amount of Notes
 (b)  Class A2   $14,222,545.22        $0.02  per $1,000 original principal
                                                         amount of Notes
 (c)  Subordinate   $675,946.03        $0.02  per $1,000 original principal
                                                         amount of Notes


(iii) Amount of Senior Noteholders' Interest Basis Carryover being paid or distributed (if any) and amount remaining (if any):

(a)  Distributed:        $0.00        $0.00  per $1,000 original principal
                                                        amount of Notes
(b)  Balance:            $0.00        $0.00  per $1,000 original principal
                                                        amount of Notes

(iv) Amount of Subordinate Noteholders' Interest Basis Carryover being paid or distributed (if any) and amount remaining (if any):

(a) Distributed:         $0.00        $0.00  per $1,000 original principal
                                                        amount of Notes
(b) Balance:             $0.00        $0.00  per $1,000 original principal
                                                        amount of Notes

(v)    Pool Balance at end of related Collection Period:        $726,548,769.54

(vi) After giving effect to distributions on this Quarterly Payment Date:

(a)(1) outstanding principal amount of Class A1 Notes:          $150,000,000.00

   (2) Class A1 Note Pool Factor:                                       1.00000

(b)(1) outstanding principal amount of Class A2 Notes:          $588,225,000.00

   (2) Class A2 Note Pool Factor:                                       1.00000

(c)(1) outstanding principal amount of Subordinate Notes:        $26,775,000.00

   (2) Subordinate Note Pool Factor:                                    1.00000

(vii)  Applicable Note Rate:

            In general:

   (1) Three-month LIBOR for the LIBOR Reset Period since the previous Quarterly Payment Date was
                                  5.05000%       5.31125%

   (2) the Adjusted Student Loan Rate for such Quarterly Interest Period was
                                  6.76335%

   Class A1 Note Rate         5.17000%            5.43125% (based on LIBOR rate)

   Class A2 Note Rate         5.29000%            5.25000% (based on LIBOR rate)

   Subordinate Note Rate:     5.55000%            5.79125% (based on LIBOR rate)

(viii) Amount of Servicing Fee for related Collection Period including a breakdown of the components of the Servicing Fee attributable to each of the items specified in clauses II(I) through (ix) of Section 3.06 of the Servicing Agreement and the amount of any Servicing Fee Shortfall for such quarterly Payment Date and for each Monthly Payment Date following the immediately
preceding Quarterly Payment Date:                                 $1,616,766.84

(ix)   Amount of Administration Fee for related Collection Period:  $181,863.44

        $ 0.00  per $1,000 original principal amount of Notes

(x)    the Trust Swap Payment Amount paid to the Swap Counterparty on such
       Quarterly Payment Date:                                      $691,712.23

       the amount of any Net Trust Swap Payment Carryover Shortfall for such
       Quarterly Payment Date:                                            $0.00

       the Trust Swap Receipt Amount paid ot the Trust on such Quarterly
       Payment Date:                                                      $0.00

       the Net Trust Swap Receipt Carryover Shortfall for such Quarterly
       Payment Date:                                                      $0.00

(xi)   Aggregate amount of Realized Lossess (if any) for the related Collection
       Period:                                                       $45,264.77

(xii)  Finance Student Loans delinquent at end of related Collection period

          $18,010  number of delinquent loans
          $59,774,516.85 aggregate unpaid principal balance of delinquent loans

(xiii) Withdrawal from Reserve Account on related Quarterly Payment Date (other than Reserve Account Excess) and on any Monthly Payment Date since the preceding Quarterly Payment Date (list each withdrawal separately): $0.00

Purpose: n/a

Reserve Account Excess on related Quarterly Payment Date         $11,202,739.79

Principal balance of Notes to be paid to reach Parity Date       $38,451,230.46

(xix) Deposits to Collateral Reinvestment Account during related Collection
      Period:                                                    $31,768,531.23

    Amount to be depositied on related Quarterly Payment Date:   $11,202,739.79

      Withdrawal from Collateral Reinvestment Account during related Collection
      Period:                                                    $27,061,763.88

   Amount in the Reserve Account (after giving effect to (xiii)): $1,912,500.00

(x)    Amount in the Collateral Reinvestment Account
       (after giving effect to (xx)):                            $15,909,507.14

(xi)   Consolidation Loans:

                         327 loans with aggregate  principal  balance of
               $7,128,755.21 were origianated during related Collection Period $7,128,755.21 withdrawal from Collateral ReinvestmentAccount to fund the origination of Consolidation Loans during related Collection Period.

(xvii) Add-on Consolidation Loans:

                     0 loans with aggregate principal balance of
                 $0.00 were added to the principal balance
                       of a Consolidation Loan
                 $0.00 withdrawal from Collateral Reinvestment Account to fund the addition of the principal balancers of Addon Consolidation Loans during the related Collection Period

(xiii) Serial Loans

                 2,613  loans
         $9,865,528.82 aggregate principal balance
            148,181.80 (portion  represented  by Purchase  Premium  Amounts)
                         were purchased during the related Collection Period.

(xiv)  New Loans:

                    0.00 loans
                   $0.00 aggregate  principal  balance
                   $0.00 (portion  represented by Purchase Premium Amounts)
                         were purchased during the related Collection Period.

(xv)   Withdrawl from the Delayed Delivery Loan Funding Account during the
       related Collection Period:                                          $0.00

(xvi)  Amount in the Delayed Delivery Loan Funding Account
       (after giving effect to (xv):                                       $0.00

(xvii) Financed Student Loans in the followign categories as of the end of the related Collection Period:

                        Weighted Average     Number of            Principal
                          Interest Rate        Loans               Balance

Status Type:
In-School                         6.74%        40,199         $135,963,196.69
Grace                             6.89%        16,186          $61,437,014.51
Repayment                         7.91%        63,276         $300,955,172.11
Forbearance                       7.90%        21,959         $108,845,017.85
Deferment                         7.47%        14,031          $59,573,851.53
Delinquencies                     7.88%        18,010          $59,774,516.85
Claims Filed Awaiting Pyament     0.00%          0.00                   $0.00
                                 -------     --------        ----------------
                                  7.57%       173,661         $726,548,769.54

Delinquencies:
30-60 Days                        7.90%         6,432          $23,600,152.65
61-90 Days                        7.83%         4,152          $13,185,004.97
91-120 Days                       7.86%         1,901           $5,666,021.26
More than 120 Days Delinquent     7.91%         5,525          $17,323,337.97
Claims Filed Awaiting Payment     0.00%         $0.00                   $0.00
                                 -------      -------         ---------------
                                  8.06%        18,010          $59,774,516.85

Loan Type:
Stafford Loans                    7.27%       150,451         $465,262,702.06
SLS Loans                         8.20%         1,061           $3,177,969.13
PLUS Loans                        7.88%         7,970          $36,826,021.95
Consolidation Loans               8.13%        14,179         $221,282,076.40
                                 ------       --------       ----------------
                                  7.57%       173,661         $726,548,769.54

School Type:
Traditional                       7.56%       112,174         $569,239,890.56
Vocational/Proprietary            7.59%        61,487         $157,308,878.98
                                 ------       --------       -----------------
                                  7.57%       173,661         $726,548,769.54

In witness wehreof, the undersigned have signed their names on behalf of the Corporation on October 25, 1999.

USA GROUP SECONDARY MARKET SERVICES, INC.

Administrator


/S/  CHERYL E. WATSON
Cheryl E. Watson
Senior Vice President and Chief Financial Officer


/S/  STEPHEN W. CLINTON
Stephen W. Clinton
Chairman of the Board, President and CEO